SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549





                                 FORM 8-K



                             CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) March 15, 1994







                                 TRITON ENERGY CORPORATION

                (Exact name of registrant as specified in its charter)







            Texas                   1-7864              75-1151855

(State or other jurisdiction of	  (Commission         (IRS Employer
     incorporation)               File Number)      Identification No.)



Registrant's telephone number, including area code (214) 691-5200




                                 N/A


(Former name or former address, if changed since last report)





Page 5.  Other Events.



	On March 15, 1994 Triton Energy Corporation announced the finalization of agreements, including a production sharing contract, for commencement of joint petroleum operations in Block A-18, located in the Malaysia-Thailand Joint Development Area by means of a press release filed as an exhibit to this report. A more detailed summary of the terms of Triton's participation is also filed as an exhibit.





Item 7.  Financial Statements and Exhibits.



		Exhibit No. 			Description



		     99.1		Press release dated March 15, 1994



		     99.2		JDA Block A-18
        					Summary of Terms of Triton's Participation



                              SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              						TRITON ENERGY CORPORATION



Date: March 16, 1994		            		By: ________/S/ Robert B. Holland, III__

                             							Robert B. Holland, III, Senior Vice
                              						President and General Counsel



EXHIBIT 99.1
Press Release dated March 15, 1994


        PETRONAS CARIGALI AND TRITON FINALIZE AGREEMENTS FOR THE
               MALAYSIA-THAILAND JOINT DEVELOPMENT AREA

DALLAS--March 15, 1994--Triton Energy Corporation (NYSE: OIL) announced the finalization of agreements for commencement of joint petroleum operations in Block A-18, located in the Malaysia-Thailand Joint Development Area. The Production Sharing Contract (PSC) between the Malaysia-Thailand Joint Authority (MTJA), Petronas Carigali Sdn. Bhd. (a wholly-owned subsidiary of Petroliam Nasional Berhad [PETRONAS] the Malaysian state oil company) and Triton Oil Company of Thailand (a wholly-owned subsidiary of Triton Energy Corporation) will be submitted to the Government of Malaysia and the Government of the Kingdom of Thailand for approval.

Petronas Carigali and Triton each will hold a 50% interest in Block A-18 and have agreed to form a joint operating company to serve as operator under the PSC covering Block A-18. Petroleum operations are anticipated to commence in June 1994 with the acquisition of 5,750 kilometers of 2-D seismic data, to be followed by exploration and appraisal drilling. A well drilled in 1971 tested significant quantities of natural gas from Block A-18. Since that discovery further petroleum operations were suspended pending the creation of the MTJA and finalization of related agreements.

Block A-18 which encompasses approximately 700,000 acres is located in the shallow waters of the Gulf of Thailand.

Triton Energy, with headquarters in Dallas, is an international independent oil and gas exploration and production company with oil and gas interests in numerous countries.

                           # # #

CONTACTS:  W. Greg Dunlevy or Linda T. Covington (214) 691-5200



EXHIBIT 99.2

                          JDA Block A-18
            Summary of Terms of Triton's Participation


Triton's Cost Participation:              50%

Triton's Approximate Net Revenue Interest
     Before Payout:                       33%*
     After Payout:                        23%*

Taxes:                                    Tax holiday (0% rate) for first 8
                                          years of production
                                          Tax rate of 10% beginning in year 9
                                          of production
                                          Tax rate of 20% beginning in year 15
                                          of production

Term:                                     For life of MTJA up to 35 years

Contract Area:                            700,000 acres

*After royalties and after profit share to the MTJA. Triton's participation includes its cost recovery share (equal to the cost recovery share of the Malaysian state oil company) and profit share, which vary before and after payout.